Exhibit 99.2

TR-1: Standard form for notification of major holdings

1. Issuer Details

ISIN

IE00BWT6H894

Issuer Name

Flutter Entertainment Public Limited Company

UK or Non-UK Issuer

Non-UK

2. Reason for Notification

Other

Comments

Legal Entity level crossing—See Section 9.

3. Details of person subject to the notification obligation

Name

Bank of America Corporation

City of registered office (if applicable)

Country of registered office (if applicable)

US

4. Details of the shareholder

Full name of shareholder(s) if different from the person(s) subject to the notification obligation, above

City of registered office (if applicable)

Country of registered office (if applicable)

5. Date on which the threshold was crossed or reached

26-Jan-2026

6. Date on which Issuer notified

27-Jan-2026

7. Total positions of person(s) subject to the notification obligation

	% of voting rights attached to shares (total of 8.A)	% of voting rights through financial instruments (total of 8.B 1 + 8.B 2)	Total of both in % (8.A + 8.B)	Total number of voting rights held in issuer
Resulting situation on the date on which threshold was crossed or reached	1.194393	12.056328	13.250721	23218452
Position of previous notification (if applicable)	1.163244	11.721823	12.885067

8. Notified details of the resulting situation on the date on which the threshold was crossed or reached

8A. Voting rights attached to shares

Class/Type of shares ISIN code(if possible)	Number of direct voting rights (DTR5.1)	Number of indirect voting rights (DTR5.2.1)	% of direct voting rights (DTR5.1)	% of indirect voting rights (DTR5.2.1)
IE00BWT6H894		2092864		1.194393
Sub Total 8.A	2092864		1.194393%

8B1. Financial Instruments according to (DTR5.3.1R.(1) (a))

Type of financial instrument	Expiration date	Exercise/conversion period	Number of voting rights that may be acquired if the instrument is exercised/converted	% of voting rights
Right to Recall	n/a	n/a	24685	0.014088
Physical Swaps	10/02/2026	n/a	418000	0.238552
Physical Call Option	20/03/2026	n/a	27000	0.015409
Sub Total 8.B1			469685	0.268049%

8B2. Financial Instruments with similar economic effect according to (DTR5.3.1R.(1) (b))

Type of financial instrument	Expiration date	Exercise/conversion period	Physical or cash settlement	Number of voting rights	% of voting rights
Swaps	15/10/2027	n/a	Cash	30918	0.017646
Swaps	15/04/2027	n/a	Cash	33528	0.019135
Swaps	18/12/2026	n/a	Cash	2655668	1.515584
Swaps	23/02/2026	n/a	Cash	1114778	0.636201
Swaps	05/05/2026	n/a	Cash	30380	0.017338
Swaps	06/01/2027	n/a	Cash	293278	0.167373
Swaps	20/03/2026	n/a	Cash	82535	0.047103
Swaps	25/11/2026	n/a	Cash	8747	0.004992
Swaps	25/03/2026	n/a	Cash	313	0.000179
Swaps	26/05/2026	n/a	Cash	4425	0.002525
Swaps	16/03/2026	n/a	Cash	510000	0.291056
Swaps	29/01/2026	n/a	Cash	509953	0.291029
Swaps	13/04/2026	n/a	Cash	23000	0.013126
Swaps	09/03/2026	n/a	Cash	6892963	3.933799
Swaps	10/03/2026	n/a	Cash	19000	0.010843
Swaps	12/03/2026	n/a	Cash	24000	0.013697
Swaps	19/03/2026	n/a	Cash	260000	0.148381
Swaps	22/06/2026	n/a	Cash	421886	0.240769
Swaps	18/09/2026	n/a	Cash	435026	0.248268
Swaps	15/01/2027	n/a	Cash	14700	0.008389
Swaps	07/04/2026	n/a	Cash	16000	0.009131
Swaps	19/10/2026	n/a	Cash	100000	0.057070
Swaps	04/01/2027	n/a	Cash	163406	0.093255
Swaps	01/11/2027	n/a	Cash	12550	0.007162
Swaps	30/11/2027	n/a	Cash	332321	0.189655
Swaps	15/02/2028	n/a	Cash	27058	0.015442
Swaps	15/05/2028	n/a	Cash	190	0.000108

Swaps	07/03/2029	n/a	Cash	308	0.000176
Swaps	01/03/2027	n/a	Cash	174478	0.099574
Swaps	20/11/2026	n/a	Cash	142014	0.081047
Swaps	30/03/2026	n/a	Cash	5436222	3.102440
Swaps	08/12/2026	n/a	Cash	38631	0.022047
Swaps	14/07/2026	n/a	Cash	45554	0.025998
Swaps	01/04/2027	n/a	Cash	28360	0.016185
Swaps	01/10/2026	n/a	Cash	240	0.000137
Swaps	31/12/2026	n/a	Cash	20834	0.011890
Swaps	15/06/2027	n/a	Cash	13860	0.007910
Swaps	21/01/2027	n/a	Cash	50000	0.028535
Swaps	29/05/2026	n/a	Cash	140	0.000080
Swaps	22/04/2026	n/a	Cash	84256	0.048085
Swaps	16/02/2026	n/a	Cash	12166	0.006943
Swaps	24/03/2026	n/a	Cash	106511	0.060786
Swaps	12/02/2027	n/a	Cash	63046	0.035980
Swaps	30/11/2026	n/a	Cash	135	0.000077
Swaps	15/05/2026	n/a	Cash	10281	0.005867
Swaps	14/09/2026	n/a	Cash	10324	0.005892
Swaps	30/01/2026	n/a	Cash	15407	0.008793
Swaps	04/06/2027	n/a	Cash	6313	0.003603
Swaps	06/05/2030	n/a	Cash	177	0.000101
Swaps	30/01/2029	n/a	Cash	104501	0.059638
Swaps	27/02/2029	n/a	Cash	19743	0.011267
Swaps	02/04/2029	n/a	Cash	14306	0.008164

Swaps	30/08/2029	n/a	Cash	2180	0.001244
Swaps	30/10/2029	n/a	Cash	8910	0.005085
Swaps	26/06/2028	n/a	Cash	33700	0.019233
Swaps	27/06/2028	n/a	Cash	22295	0.012724
Swaps	19/07/2028	n/a	Cash	52820	0.030144
Swaps	30/10/2028	n/a	Cash	14000	0.007990
Swaps	06/11/2028	n/a	Cash	45240	0.025818
Swaps	07/11/2028	n/a	Cash	14640	0.008355
Swaps	08/11/2028	n/a	Cash	7044	0.004020
Swaps	30/04/2026	n/a	Cash	10871	0.006204
Swaps	29/12/2026	n/a	Cash	62	0.000035
Swaps	01/02/2027	n/a	Cash	29446	0.016805
Swaps	07/05/2030	n/a	Cash	265	0.000151
Sub Total 8.B2				20655903	11.788279%

9. Information in relation to the person subject to the notification obligation

2. Full chain of controlled undertakings through which the voting rights and/or the financial instruments are effectively held starting with the ultimate controlling natural person or legal entities (please add additional rows as necessary)

Ultimate controlling person	Name of controlled undertaking	% of voting rights if it equals or is higher than the notifiable threshold	% of voting rights through financial instruments if it equals or is higher than the notifiable threshold	Total of both if it equals or is higher than the notifiable threshold
Bank of America Corporation	Bank of America, National Association
Bank of America Corporation	BofA Securities, Inc.
Bank of America Corporation	Managed Account Advisors, LLC
Bank of America Corporation	Merrill Lynch, Pierce, Fenner & Smith Inc.
Bank of America Corporation	U.S. Trust Co of Delaware
Bank of America Corporation	Merrill Lynch International		5.205968	5.336641%
Bank of America Corporation	BofA Securities Europe SA

10. In case of proxy voting

Name of the proxy holder

The number and % of voting rights held

The date until which the voting rights will be held

11. Additional Information

12. Date of Completion

27-Jan-2026

13. Place Of Completion

United Kingdom